NET LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2016
Earnings Per Share [Abstract]
Dilutive effect on earnings per share
The following summarizes equity instruments that may, in the future, have a dilutive effect on earnings per share:

	December 31,
	2016	2015
Stock options	8,818,400	2,509,000
Warrants	9,783,343	2,322,700
Common stock upon conversion of debt	–	31,661
Stock payable	–	630,000
	18,601,743	5,493,361